FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

among

CONMED CORPORATION,
as Parent Borrower,

The Foreign Subsidiary Borrowers From Time to Time Parties Hereto,

The Several Lenders from Time to Time Parties Hereto,

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Relating to the $250,000,000 New Revolving Credit Facility

Dated as of November 30, 2010

J.P. MORGAN SECURITIES LLC and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (successor by merger to BANC OF AMERICA SECURITIES LLC),

as Joint Lead Arrangers and Joint Bookrunners

FIRST AMENDMENT

FIRST AMENDMENT, dated as of November 30, 2010 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of April 13, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CONMED CORPORATION, a New York corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers (as defined in the Credit Agreement) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Parent Borrower has requested that the Lenders amend the Credit Agreement to provide for (i) the establishment of New Revolving Credit Commitments (as defined below) to make New Revolving Credit Loans (as defined below) and to acquire participations in Letters of Credit and Swingline Loans under the Credit Agreement, which will replace all existing Revolving Credit Commitments and which, except as amended hereby, will have the same terms as the existing Revolving Credit Commitments (and with any outstanding Letters of Credit and Swingline Loans under the Revolving Credit Commitments to be deemed outstanding under the New Revolving Credit Commitments upon the effectiveness thereof) and (ii) new revolving credit loans thereunder (the “New Revolving Credit Loans”), the proceeds of which will be utilized for general corporate purposes of the Parent Borrower and its Subsidiaries and to refinance the currently outstanding Revolving Credit Loans and which, except as amended hereby, will have the same terms as the currently outstanding Revolving Credit Loans;

WHEREAS, the Parent Borrower has also requested that the Lenders agree to effect certain other modifications to the Credit Agreement as described herein, including, without limitation, the elimination of the “Consolidated Senior Debt Leverage Ratio” covenant from Section 7.1 of the Credit Agreement and the addition of a “Consolidated Senior Secured Debt Leverage Ratio” thereto for purposes of determining the Applicable Margin for the New Revolving Credit Loans;

WHEREAS, each existing Revolving Credit Lender (an “Existing Revolving Credit Lender”) that executes and delivers this Amendment specifically in the capacity of a renewing revolving credit lender (a “Renewing Revolving Credit Lender”) will be deemed (a) to have agreed to the terms of this Amendment and (b) upon the First Amendment Effective Date, to have provided New Revolving Credit Commitments in an aggregate amount set forth on Schedule 1 hereto (it being understood that New Revolving Credit Loans will be made under the New Revolving Credit Commitments in an aggregate amount sufficient to repay the then outstanding Revolving Credit Loans);

WHEREAS, each Person that executes and delivers this Amendment in the capacity of a new revolving credit lender (an “Additional Revolving Credit Lender”) will provide a New Revolving Credit Commitment on the First Amendment Effective Date;

WHEREAS, each Lender that executes and delivers this Amendment in the capacity of a consenting lender (a “Consenting Lender”) will be deemed to have agreed to the terms of this Amendment;

WHEREAS, the Lenders are willing, subject to the terms and conditions set forth herein, to so amend the Credit Agreement; and

WHEREAS, the Renewing Revolving Credit Lenders and the Additional Revolving Credit Lenders (collectively, the “New Revolving Credit Lenders”) are severally willing to provide the New Revolving Credit Commitments as contemplated hereby, in each case, subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

ARTICLE II

SUPPLEMENT TO THE CREDIT AGREEMENT

SECTION 2.1.   Subject to the terms and conditions set forth herein, each New Revolving Credit Lender agrees to provide a New Revolving Credit Commitment to the Parent Borrower and any Foreign Subsidiary Borrowers on the First Amendment Effective Date in such amount as is set forth opposite its name on Schedule 1 hereto.

SECTION 2.2.   For purposes hereof and of the Credit Agreement, a Person shall become an Additional Revolving Credit Lender by executing and delivering a signature page to this Amendment pursuant to which such Person (i) agrees to provide a New Revolving Credit Commitment on the First Amendment Effective Date in such amount as is set forth opposite its name on Schedule 1 hereto and (ii) agrees to become party to the Credit Agreement as a New Revolving Credit Lender, and to be bound by the terms and provisions thereof.

SECTION 2.3.   On the First Amendment Effective Date and after giving effect thereto, (i) each Renewing Revolving Credit Lender shall have a New Revolving Credit Commitment in such amount as is set forth opposite its name on Schedule 1 hereto and (ii) its existing Revolving Credit Commitment shall be deemed to be terminated.  All Letters of Credit and Swingline Loans outstanding under the Revolving Credit Commitments as of the First Amendment Effective Date shall cease to be outstanding thereunder and shall be deemed to be outstanding under the New Revolving Credit Commitments as of such First Amendment Effective Date.

SECTION 2.4.   On the First Amendment Effective Date, the Parent Borrower shall apply the proceeds of New Revolving Credit Loans as necessary to prepay in full all Revolving Credit Loans and Swingline Loans then outstanding and pay all accrued and unpaid interest thereon, as well as all accrued and unpaid commitment fees and fees in respect of Letters of Credit payable on account of the Revolving Credit Commitments and all accrued and unpaid fronting fees in respect of outstanding Letters of Credit.

SECTION 2.5.   On and after the First Amendment Effective Date, each reference (singular and plural) in the Credit Agreement to “Optional Currency Revolving Credit Loans”, “Revolving Credit Commitment”, “Revolving Credit Commitment Period”, “Revolving Credit Facility”, “Revolving Credit Lender”, “Revolving Credit Loans”, “Revolving Credit Percentage”,  “Revolving Credit Termination Date”, “Revolving Extensions of Credit”, “Total Revolving Credit Commitment” and “Total Revolving Extensions of Credit” shall be deemed a reference to “Optional Currency New Revolving Credit Loans”, “New Revolving Credit Commitment”, “New Revolving Credit Commitment Period”, “New Revolving Credit Facility”, “New Revolving Credit Lender”, “New Revolving Credit Loans”, “New Revolving Credit Percentage”, “New Revolving Credit Termination Date”, “New Revolving Extensions of Credit”, “Total New Revolving Credit Commitment” and “Total New Revolving Extensions of Credit” respectively.

Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments shall continue in full force and effect with respect to, and for the benefit of, each Lender that was a Revolving Credit Lender prior to the First Amendment Effective Date in respect of such Lender’s Revolving Credit Loans and Revolving Credit Commitments under the Credit Agreement prior to the First Amendment Effective Date.

ARTICLE III
AMENDMENT OF THE CREDIT AGREEMENT

The Credit Agreement is hereby amended effective as of the First Amendment Effective Date, as follows:

SECTION 3.1.   Amendments to Section 1.

1.   Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)           by inserting the following new definitions in appropriate alphabetical order:

 “Call Date”:  November 15, 2011.

“Consolidated Senior Secured Debt”:  as of any date of determination thereof, all Consolidated Total Debt that is secured by a Lien on any assets of the Parent Borrower or any of its Subsidiaries, other than Consolidated Total Debt that is expressly subordinated in right of payment to the Indebtedness of the Parent Borrower or any of its Subsidiaries under this Agreement.

“Consolidated Senior Secured Debt Leverage Ratio”:  as at the last day of any period of four consecutive fiscal quarters, the ratio of (a) (x) Consolidated Senior Secured Debt plus (y) to the extent not otherwise included therein, the aggregate outstanding attributed principal amount under any Receivables Transfer Program incurred in accordance with Section 7.2(l) (without regard to whether or not such amount is incurred by or attributed to a Loan Party or whether or not it is reflected in the consolidated balance sheet of the Parent Borrower and its Subsidiaries), on such day to (b) Consolidated EBITDA for such period; provided that, for purposes of calculating Consolidated EBITDA of the Parent Borrower and its Subsidiaries for any period, (i) if during such period the Parent Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto (assuming the consummation of each such Material Acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period), and if any such Material Acquisition was of a Person, if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders’ equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (1) have been previously provided to the Administrative Agent and the Lenders and (2) either (A) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (B) have been found acceptable by the Administrative Agent, and (ii) if during such period the Parent Borrower or any Subsidiary shall have made a Material Disposition, Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the Property that is the subject of such Material Disposition for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period (and, if any amount of cash from the proceeds of such Material Disposition remains after deducting from such proceeds the aggregate amount of all outstanding New Revolving Credit Loans and the amount of such proceeds  reinvested by the Parent Borrower and its Subsidiaries, such remaining amount shall be deducted from the amount of Consolidated Senior Secured Debt for such period).

“First Amendment”:  the First Amendment to this Agreement, dated as of November 30, 2010.

“First Amendment Effective Date”:  the date on which the conditions precedent set forth in Section 5 of the First Amendment shall have been satisfied.

“Liquidity”:  at any date of determination, the sum of unrestricted cash (including certificates of deposit and time deposits) and Cash Equivalents of the Parent Borrower and its Subsidiaries plus unused and available New Revolving Credit Commitments as at such date.

“New Revolving Credit Commitment”:  as to any Lender, the obligation of such Lender, if any, to make New Revolving Credit Loans and participate in Swingline Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “New Revolving Credit Commitment” opposite such Lender’s name on Schedule 1 to the First Amendment or in the Assignment and Assumption pursuant to which such New Revolving Credit Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof.  The original amount of the Total New Revolving Credit Commitments is $250,000,000.

“New Revolving Credit Commitment Period”:  the period from and including the First Amendment Effective Date to the New Revolving Credit Termination Date.

 “New Revolving Credit Lender”:  as defined in the First Amendment.

“New Revolving Credit Loans”:  Loans made under the New Revolving Credit Commitments.

“New Revolving Credit Percentage”:  as to any New Revolving Credit Lender at any time, the percentage which such Lender’s New Revolving Credit Commitment then constitutes of the Total New Revolving Credit Commitments (or, at any time after the New Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender’s New Revolving Credit Loans then outstanding constitutes of the aggregate principal amount of the New Revolving Credit Loans then outstanding).

“New Revolving Credit Termination Date”:  the fifth anniversary of the First Amendment Effective Date.

“New Revolving Extensions of Credit”:  as to any New Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all New Revolving Credit Loans made by such Lender then outstanding, (b) such Lender’s Revolving Credit Percentage of the L/C Obligations then outstanding and (c) such Lender’s Revolving Credit Percentage of the aggregate principal amount of Swingline Loans then outstanding.

“Optional Currency New Revolving Credit Loans”:  New Revolving Credit Loans in an Optional Currency.

“Total New Revolving Credit Commitments”: at any time, the aggregate amount of the New Revolving Credit Commitments at such time.

“Total New Revolving Extensions of Credit”: at any time, the aggregate amount of the New Revolving Extensions of Credit of the New Revolving Credit Lenders at such time.

“Put Date”: each of November 15, 2011 and November 15, 2014.

(b)           by deleting the definition of Alternate Base Rate in its entirety and substituting in lieu thereof the following new definition:

“Alternate Base Rate”: for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%, and (c) in the case of New Revolving Credit Loans or Swingline Loans, the one-month Eurocurrency Rate based upon deposits in dollars as determined on such day as the Quotation Day plus 1%.

(c)           by deleting the definition of Applicable Margin in its entirety and substituting in lieu thereof the following new definition:

“Applicable Margin”:  shall mean the percentage determined in accordance with the Pricing Grid.

(d)           by deleting the definition of Asset Sale in its entirety and substituting in lieu thereof the following new definition

“Asset Sale”:  any Disposition of Property or series of related Dispositions of Property (excluding any such Disposition permitted by clause (a), (b), (c), (d), (e), (g), (h), (i), (j), (k) or (l) of Section 7.5) which yields net proceeds to the Parent Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $10,000,000.

(e)           by deleting the definition of Consolidated Fixed Charges in its entirety and substituting in lieu thereof the following new definition:

“Consolidated Fixed Charges”:  for any period, the sum (without duplication) of (a) Consolidated Interest Expense for such period and (b) scheduled payments made during such period on account of principal of Funded Debt of the Parent Borrower or any of its Subsidiaries, but excluding (i) principal payments in respect of the Loans; provided that Incremental Term Loans shall not be excluded if (x) such Incremental Term Loans amortize more rapidly, on a percentage basis, than the Tranche B Term Loans (or, if the Incremental Terms Loans are made after the Tranche B Term Loans have been paid in full, by reference to the percentage basis that initially applied to the Tranche B Term Loans pursuant to Section 2.3(a)) or (y) such Incremental Term Loans finally mature prior to the date upon which the Tranche B Term Loans are scheduled to mature pursuant to Section 2.3(a), (ii) principal payments made to refinance the outstanding loans under the Previous Credit Agreement in connection with the amendment and restatement as set forth in this Agreement and (iii) principal payments in respect of the Receivables Transfer Program.  For the avoidance of doubt, “Consolidated Fixed Charges” shall not include any payments made on account of principal of Funded Debt of the Parent Borrower and its Subsidiaries as a result of a mandatory prepayment thereof.

(f)           by deleting the definitions of Consolidated Senior Debt and Consolidated Senior Debt Leverage Ratio in their entirety;

(g)           by deleting the definition of Facility in its entirety and substituting in lieu thereof the following:

“Facility”:  each of (a) the Tranche B Term Loan Commitments and the Tranche B Term Loans made thereunder (the “Tranche B Term Loan Facility”), (b) the Incremental Term Loan Commitments and the Incremental Term Loans made thereunder (the “Incremental Term Loan Facility”), and (c) the New Revolving Credit Commitments and the extensions of credit made thereunder (the “New Revolving Credit Facility”).

(h)           by deleting the definition of L/C Commitment in its entirety and substituting in lieu thereof the following new definition:

“L/C Commitment”: $25,000,000.

(i)           by deleting the definition of Material Acquisition in its entirety and substituting in lieu thereof the following new definition:

“Material Acquisition”:  any acquisition of Property or series of related acquisitions of Property that (x) constitutes assets comprising all or substantially all of an operating unit or a business, line of business or product line or constitutes all or substantially all of the common stock of a Person and (y) involves the payment of consideration by the Parent Borrower and its Subsidiaries in excess of $10,000,000.

(j)           by deleting the definition of Material Disposition in its entirety and substituting in lieu thereof the following new definition:

“Material Disposition”:  any Disposition of Property or series of related Dispositions of Property that yields net proceeds to the Parent Borrower and its Subsidiaries in excess of $10,000,000.

(k)           by deleting the definition of Material Domestic Subsidiary in its entirety and substituting in lieu thereof the following new definition:

“Material Domestic Subsidiary”:  at any time, (a) any Domestic Subsidiary (i) which is directly owned by the Parent Borrower or any Subsidiary and (ii) with respect to which either (A) its annual revenues exceed $10,000,000 for the most recently ended twelve-month period or (B) its total assets, as determined in accordance with GAAP, at such time is greater than $10,000,000 and (b) any Domestic Subsidiary which has incurred Indebtedness in excess of $2,000,000; provided that (x) the aggregate annual revenues of all non-Material Domestic Subsidiaries shall not exceed $20,000,000 for the most recently ended twelve-month period, and (y) the aggregate total assets of all non-Material Domestic Subsidiaries, as determined in accordance with GAAP, shall not exceed $20,000,000 at any one time.

(l)           by deleting the definition of Permitted Business Acquisition in its entirety and substituting in lieu thereof the following new definition:

“Permitted Business Acquisition”:  any acquisition of all or substantially all the assets of, shares or other equity interests in, or intellectual property, distribution, co-marketing or other co-promotion or other similar rights with respect to, a Person or division or line of business of a Person (or any subsequent investment made in a previously acquired Permitted Business Acquisition) if immediately after giving effect thereto:  (a) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (b) all transactions related thereto shall be consummated in accordance with applicable laws in all material respects, (c) any acquired or newly formed corporation, partnership, association or other business entity shall be a Subsidiary and all actions required to be taken, if any, with respect to such acquired or newly formed Subsidiary under Section 6.9 shall have been taken and (d)(i) the Parent Borrower and the Subsidiaries shall be in compliance, on a pro forma basis after giving effect to such acquisition (without regard to the making of any earn-out payments), with the covenants contained in Section 7.1 (except that for purposes of this definition only, the Parent Borrower and its Subsidiaries shall calculate pro forma compliance with the Consolidated Leverage Ratio set forth in Section 7.1(a) at (x) the Consolidated Leverage Ratio level set forth therein for the fiscal quarter in which such acquisition is made minus (y) 0.25) recomputed as at the last day of the most recently ended fiscal quarter of the Parent Borrower and the Subsidiaries as if such acquisition and related financings or other transactions (without regard to the making of any earn-out payments) had occurred on the first day of each relevant period for testing such compliance, and, if the amount of such investment or series of related investments exceeds $40,000,000 (without regard to the making of any earn-out payments), then the Parent Borrower shall have delivered to the Administrative Agent an officers’ certificate to such effect, together with all relevant financial information for such Subsidiary or assets, and (ii) any acquired or newly formed Subsidiary shall not be liable for any Indebtedness (except for Indebtedness permitted by Section 7.2).

(m)           by deleting the table within definition of Pricing Grid in its entirety and substituting in lieu thereof the following new tables:

Term Loans

Consolidated Leverage Ratio	Applicable Margin for Term Loans that are Eurocurrency Loans	Applicable Margin for Term Loans that are ABR Loans
Greater than or equal to 3.75	2.00%	1.00%
Less than 3.75 but greater than or equal to 3.50	1.75%	0.75%
Less than 3.50 but greater than or equal to 3.00	1.75%	0.75%
Less than 3.00 but greater than or equal to 2.50	1.50%	0.50%
Less than 2.50 but greater than or equal to 2.00	1.50%	0.50%
Less than 2.00	1.50%	0.50%

New Revolving Credit Loans

Consolidated Senior Secured Debt Leverage Ratio	Applicable Margin for New Revolving Credit Loans that are Eurocurrency Loans	Applicable Margin for New Revolving Credit Loans that are ABR Loans	Commitment Fee Rate
Greater than or equal to 3.00	2.50%	1.50%	0.40%
Less than 3.00 but greater than or equal to 2.00	2.25%	1.25%	0.35%
Less than 2.00 but greater than or equal to 1.25	2.00%	1.00%	0.30%
Less than 1.25	1.75%	.75%	0.25%

(n)           by deleting the definitions of Optional Currency Revolving Credit Loans, Revolving Credit Commitment, Revolving Credit Commitment Period, Revolving Credit Lender, Revolving Credit Loans, Revolving Credit Percentage, Revolving Credit Termination Date, Revolving Extensions of Credit, Total Revolving Credit Commitment and Total Revolving Extensions of Credit in their entirety.

SECTION 3.2.   Amendment to Section 2.1.

(a)           Section 2.1(b) of the Credit Agreement is hereby amended by deleting subclause (C) in its entirety and substituting in lieu thereof the following:

“(C)  in the case of Incremental Term Loans, the Applicable Margin shall not be greater than 0.25% above the Applicable Margin then in effect for Tranche B Term Loans, unless the Applicable Margin then in effect for Tranche B Term Loans is increased by an amount equal to the difference between the margins included in the interest rates on the Incremental Term Loans and the Applicable Margin then in effect for Tranche B Term Loans minus 0.25% (provided that, if the Incremental Terms Loans are made after the Tranche B Term Loans have been paid in full, the Applicable Margin shall not be greater than 0.25% above the Applicable Margin then in effect for the New Revolving Loans, unless the Applicable Margin then in effect for New Revolving Loans is increased by an amount equal to the difference between the margins included in the interest rates on the Incremental Term Loans and the Applicable Margin then in effect for New Revolving Loans minus 0.25%), and other than with respect to other pricing terms relating thereto, such Loans shall otherwise be on the same terms and conditions as those applicable to Tranche B Term Loans;”

SECTION 3.3.   Amendment to Section 2.4.

(a)           Section 2.4(a) of the Credit Agreement is hereby amended by deleting each reference to the amount “$25,000,000” in clause (x) and (y) and substituting in lieu thereof a reference to the amount “$50,000,000”;

(b)           Section 2.4(c) of the Credit Agreement is hereby amended by deleting subclause (B) in its entirety and substituting in lieu thereof the following:

“(B) the Applicable Margin determined as of the applicable Increased Facility Closing Date shall not be greater than 0.25% above the Applicable Margin then in effect for New Revolving Credit Loans, unless the Applicable Margin then in effect for New Revolving Credit Loans is increased by an amount equal to the difference between the margins included in the interest rates on the incremental New Revolving Credit Loans and the Applicable Margin then in effect for the New Revolving Credit Loans minus 0.25%, and such New Revolving Credit Commitments and New Revolving Credit Loans shall otherwise be on the same terms and conditions as those applicable to New Revolving Credit Commitments and New Revolving Credit Loans then in effect,”

(c)           Section 2.4(c) of the Credit Agreement is hereby amended by deleting the reference to the amount “$125,000,000” in clause (C) of the proviso to such section and substituting in lieu thereof a reference to the amount “$325,000,000”.

SECTION 3.4.   Amendment to Section 2.6.  Section 2.6(a) of the Credit Agreement is hereby amended by deleting the first sentence of Section 2.6(a) in its entirety and substituting in lieu thereof the following:

“Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Parent Borrower under the New Revolving Credit Commitments from time to time during the New Revolving Credit Commitment Period by making swing line loans in Dollars (“Swingline Loans”) to the Parent Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender’s other outstanding New Revolving Credit Loans, may exceed the Swingline Commitment then in effect) and (ii) the Parent Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero.”

SECTION 3.5.   Amendment to Section 2.14.  Section 2.14 of the Credit Agreement is hereby amended by deleting the reference to the amount “$25,000,000” and substituting in lieu thereof a reference to the amount “$50,000,000”.

SECTION 3.6.   Amendment to Section 2.16.  Section 2.16(a) of the Credit Agreement is hereby amended by deleting the first sentence of Section 2.16(a) in its entirety and substituting in lieu thereof the following:

“(a)  Interest, fees and commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to (i) ABR Loans the rate of interest on which is calculated on the basis of the Prime Rate and (ii) Loans denominated in Sterling, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.”

SECTION 3.7.   Amendment to Section 2.25.  Section 2.25(a) of the Credit Agreement is hereby amended by deleting the reference to the number “three” in the proviso of the first sentence of such section and substituting in lieu thereof a reference to the number “five”.

SECTION 3.8.   Amendment to Section 5.2.  Section 5.2(a) is hereby amended by inserting the following phrase immediately after the words “true and correct”: “in all material respects”.

SECTION 3.9.   Amendments to Section 6.

(a)           Section 6.7(c) of the Credit Agreement is hereby amended by deleting the reference to the amount “$5,000,000” and substituting in lieu thereof a reference to the amount “$10,000,000”;

(b)           Section 6.9(b) of the Credit Agreement is hereby amended by deleting the reference to the amount “$5,000,000” and substituting in lieu thereof a reference to the amount “$10,000,000”;

(c)           Section 6.10(a) of the Credit Agreement is hereby amended by deleting the reference to the amount “$2,500,000” and substituting in lieu thereof a reference to the amount “$5,000,000”; and

(d)           Section 6.10(b) of the Credit Agreement is hereby amended by deleting the reference to the amount “$2,500,000” and substituting in lieu thereof a reference to the amount “$5,000,000”.

SECTION 3.10.   Amendments to Section 7.

(a)           Section 7.1(b) of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting in lieu thereof the word “[RESERVED]”;

(b)           Section 7.1 of the Credit Agreement is hereby amended by inserting a new paragraph (d) therein as follows:

“(d) Minimum Liquidity. Permit at any time during each period beginning six months prior to a Call Date or a Put Date for the Convertible Senior Subordinated Debentures and ending on such Call Date or Put Date, as applicable, Liquidity to be less than the lesser of (i) $50,000,000 or (ii) 50% of the outstanding amount of the Convertible Senior Subordinated Debentures then outstanding.”

(c)           Section 7.2(c) of the Credit Agreement is hereby amended by deleting the reference to the amount “$15,000,000” and substituting in lieu thereof a reference to the amount “$25,000,000”;

(d)           Section 7.2(d) of the Credit Agreement is hereby amended by deleting the reference to the amount “$10,000,000” and substituting in lieu thereof a reference to the amount “$30,000,000”;

(e)           Section 7.2(i) of the Credit Agreement is hereby amended by deleting the reference to the amount “$10,000,000” and substituting in lieu thereof a reference to the amount “$25,000,000”;

(f)           Section 7.2(j) of the Credit Agreement is hereby amended by deleting the reference to the amount “$40,000,000” and substituting in lieu thereof a reference to the amount “$80,000,000”;

(g)           Section 7.2(k) of the Credit Agreement is hereby amended by deleting the reference to the amount “$20,000,000” and substituting in lieu thereof a reference to the amount “$40,000,000”;

(h)           Section 7.3(m) of the Credit Agreement is hereby amended by deleting the reference to the amount “$10,000,000” and substituting in lieu thereof a reference to the amount “$20,000,000”;

(i)           Section 7.5(j) of the Credit Agreement is hereby amended by deleting the reference to the amount “$5,000,000” and substituting in lieu thereof a reference to the amount “$10,000,000”;

(j)           Section 7.6(d) of the Credit Agreement is hereby amended by deleting the reference to the amount “$30,000,000” and substituting in lieu thereof a reference to the amount “$60,000,000”.

(k)           Section 7.7 of the Credit Agreement is hereby amended by deleting the reference to the amount “$30,000,000” in clause (a) thereof and substituting in lieu thereof the amount “$40,000,000”;

(l)           Section 7.8(i) of the Credit Agreement is hereby amended by deleting the reference to the amount “$60,000,000” and substituting in lieu thereof a reference to the amount “$100,000,000”;

(m)           Section 7.8(j) of the Credit Agreement is hereby amended by deleting the reference to the amount “$30,000,000” and substituting in lieu thereof a reference to the amount “$60,000,000”;

(n)           Section 7.8(k) of the Credit Agreement is hereby amended by deleting the reference to the amount “$150,000,000” and substituting in lieu thereof a reference to the amount “$250,000,000”; and

(o)           Section 7.11 of the Credit Agreement is hereby amended by deleting the reference to the amount “$20,000,000” and substituting in lieu thereof a reference to the amount “$40,000,000”.

ARTICLE IV

EFFECTIVENESS

SECTION 4.1.   This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions have been satisfied:

(a)           The Administrative Agent (or its counsel) shall have received duly executed and completed counterparts hereof (in the form provided and specified by the Administrative Agent) that, when taken together, bear the signatures of (x) the Parent Borrower, (y) the Required Lenders (as defined prior to giving effect to this Amendment) and (z) each New Revolving Credit Lender.

(b)           The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto (the “Acknowledgment and Confirmation”), executed and delivered by an authorized officer of each Loan Party (other than the Parent Borrower).

(c)           The conditions set forth in Section 5.2 of the Credit Agreement shall be satisfied on and as of the First Amendment Effective Date, and the Administrative Agent shall have received a certificate of a Responsible Officer, dated as of the First Amendment Effective Date, to such effect.

(d)           The Administrative Agent shall have received a legal opinion of (i) Sullivan and Cromwell LLP, counsel to the Parent Borrower, substantially in the form of Exhibit B-1 hereto, and (ii) Daniel S. Jonas, general counsel of the Parent Borrower, substantially in the form of Exhibit B-2 hereto, each addressed to the Lenders and the Administrative Agent and dated the First Amendment Effective Date.

(e)           The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the First Amendment Effective Date, substantially in the form of Exhibit C to the Credit Agreement, with appropriate insertions and attachments, including a certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization.

(f)           The Parent Borrower shall have repaid in full the outstanding Revolving Credit Loans, including with the proceeds of New Revolving Credit Loans.  Any outstanding Reimbursement Obligations under the Revolving Credit Commitments prior to or upon the effectiveness of this Amendment shall be deemed to be outstanding Reimbursement Obligations under the New Revolving Credit Commitments upon the effectiveness of this Amendment.

(g)           To the extent invoiced at least one Business Day prior to the First Amendment Effective Date, the Administrative Agent and the Joint Lead Arrangers shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and any other reasonable out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

To induce the other parties hereto to enter into this Amendment, the Parent Borrower represents and warrants to each of the Lenders and the Administrative Agent that as of the First Amendment Effective Date:

SECTION 5.1.   This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting the enforcement of creditors’ rights and subject to general equity principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 5.2.   Each of the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

ARTICLE VI

EFFECT OF AMENDMENT

SECTION 6.1.   Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect.  Nothing herein shall be deemed to entitle the Parent Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 6.2.   On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

ARTICLE VII

GENERAL

SECTION 7.1.   GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.2.   Costs and Expenses.  The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 7.3.   Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 7.4.   Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

CONMED CORPORATION
By:	/s/ Robert D. Shallish, Jr.
Name: Robert D. Shallish, Jr.
Title: Chief Financial Officer and
Vice President – Finance

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent
By:	/s/ Jean Lamardo
Name: Jean Lamardo
Title: Vice President

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☒ The undersigned consents to the First Amendment.

☒The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☐ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
Bank Leumi USA
By:	/s/ John Koenigsberg
Name: John Koenigsberg
Title: Senior Vice President
By:	s/ Iris Steinhardt
Name: Iris Steinhardt
Title: Vice President

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☒ The undersigned consents to the First Amendment.

☒ The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☐ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
Bank of America, N.A.

By:	/s/ Michael W. Brunner
Name: Michael W. Brunner
Title: Senior Vice President

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☐ The undersigned consents to the First Amendment.

☐ The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☒ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
DnB NOR Bank ASA

By:	/s/ Marcus Wendehog
Name: Marcus Wendehog
Title: Associate General Counsel (Americas)

By:	/s/ Stian LØvseth
Name: Stian LØvseth
Title: Vice President

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☐ The undersigned consents to the First Amendment.

☐ The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☒ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
First Niagara Bank, N.A.

By:	/s/ Frederick K. Miller
Name: Frederick K. Miller
Title: Vice President

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☒ The undersigned consents to the First Amendment.

☒ The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☐ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
JPMorgan Chase Bank, N.A.

By:	/s/ Jean Lamardo
Name: Jean Lamardo
Title: Vice President

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☒ The undersigned consents to the First Amendment.

☒ The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☐ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
KeyBank National Association

By:	/s/ Christopher Papayanakos
Name: Christopher Papayanakos
Title: Senior Vice President

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☒ The undersigned consents to the First Amendment.

☒ The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☐ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
Manufacturers and Traders Trust Company

By:	/s/ Karen M. Constabile
Name: Karen M. Constabile
Title: Relationship Manager, VP

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☒ The undersigned consents to the First Amendment.

☒ The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☐ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
RBS Citizens, N.A.

By:	/s/ Cheryl Carangelo
Name: Cheryl Carangelo
Title: Senior Vice President

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☐ The undersigned consents to the First Amendment.

☐ The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☒ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
U.S. Bank National Association

By:	/s/ Jennifer Hwang
Name: Jennifer Hwang
Title: Vice President

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF APRIL 13, 2006, AMONG CONMED CORPORATION, THE FOREIGN SUBSIDIARY BORROWERS FROM TIME TO TIME PARTIES THERETO, THE LENDERS FROM TIME TO TIME PARTIES THERETO AND JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT.

Existing Revolving Credit Lenders should check one or more of the following, as applicable1:

☐ The undersigned consents to the First Amendment.

☐ The undersigned agrees to be a Renewing Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

Additional Revolving Credit Lenders should check the box below:

☐ The undersigned agrees to be an Additional Revolving Credit Lender with a New Revolving Credit Commitment in the amount listed on Schedule 1 hereto.

NAME OF INSTITUTION:
Wells Fargo Bank N.A.

By:	/s/ Thomas J. Grys
Name: Thomas J. Grys
Title: VP

1	To the extent no boxes are checked, the undersigned shall be deemed to consent to the First Amendment and to agree to be a Renewing Revolving Credit Lender.

Signature Page to First Amendment

SCHEDULE 1

NEW REVOLVING CREDIT COMMITMENTS

Lender	New Revolving Credit Commitment
Bank Leumi USA	$15,000,000
Bank of America, N.A.	$37,500,000
DnB NOR Bank ASA	$25,000,000
First Niagara Bank, N.A.	$17,500,000
JP Morgan Chase Bank, N.A.	$37,500,000
KeyBank National Association	$20,000,000
Manufacturers and Traders Trust Company	$30,000,000
RBS Citizens, N.A.	$20,000,000
U.S. Bank National Association	$17,500,000
Wells Fargo Bank N.A.	$30,000,000
TOTALS	$250,000,000

Schedule 1 to First Amendment